Exhibit 99.1

   Cirrus Logic Completes Restatement of Past Financial Statements,
                           Files SEC Reports


    AUSTIN, Texas--(BUSINESS WIRE)--April 18, 2007--Cirrus Logic Inc. (Nasdaq:CRUS) announced that today it has filed with the Securities and Exchange Commission (SEC) an amended Annual Report on Form 10-K/A for the fiscal year ended March 25, 2006, its amended Quarterly Report on Form 10-Q/A for the quarter ended June 24, 2006, and its Quarterly Reports on Form 10-Q for the quarters ended Sept. 23, 2006 and Dec. 30, 2006.

    The Form 10-K/A filed today includes restated financial statements for fiscal years 2002 through 2006, with adjustments for fiscal years 1997 through 2001 reflected in the opening balances in the restated fiscal year 2002 financial statements. The total additional non-cash, stock-based compensation expenses recorded for fiscal years 1997 through the first quarter of fiscal year 2007 were approximately $32 million. The company previously reported on March 2, 2007 that it estimated these charges would range between $22 million and $24 million. Although no additional changes to option measurement dates were identified, after further review of the accounting treatment of certain option grants, the company determined that additional non-cash stock-based compensation expenses should be recorded.

    With today's filings, the company is now current in its SEC reporting obligations and believes that it has satisfied all of the conditions of the NASDAQ Listing Qualifications Panel for the continued listing of its common stock on the NASDAQ Global Select Market.

    Q4 Financial Results and Conference Call

    Cirrus Logic will hold its quarterly conference call to discuss fourth quarter fiscal 2007 financial results on Wednesday, May 9, 2007 at 5 p.m. EDT.

    Cirrus Logic will release the company's financial results at approximately 4 p.m. EDT on the same day. To listen to the live conference call, please dial (303) 262-2131 (Passcode: Cirrus Logic) by 4:50 p.m. EDT on May 9. A replay of the call will also be available, starting one hour after the completion of the call, until May 16, 2007. To access the recording, dial (303) 590-3000 (Passcode:
11088085#). Additionally, the conference call will be webcast live on the company's website.

    Cirrus Logic, Inc.

    Cirrus Logic develops high-precision, analog and mixed-signal integrated circuits for a broad range of consumer and industrial markets. Building on its diverse analog mixed-signal patent portfolio, Cirrus Logic delivers highly optimized products for consumer and commercial audio, automotive entertainment and industrial applications. The company operates from headquarters in Austin, Texas, with offices in Europe, Japan and Asia. More information about Cirrus Logic is available at www.cirrus.com.

    Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements, including our beliefs with regards to the status of the Company's current SEC reporting obligations and the satisfaction of all of the conditions of the NASDAQ Listing Qualifications Panel for the continued listing of its common stock on the NASDAQ Global Select Market. In some cases, forward-looking statements are identified by words such as we "expect," "anticipate," "target," "project," "believe," "goals," "estimates," and "intend," variations of these types of words and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the on-going SEC inquiry relating to the Company's historical stock option grants and practices, and the risk factors listed in our Form 10-K/A for the year ended March 25, 2006, and in our other filings with the SEC, which are available at www.sec.gov.

    Cirrus Logic and Cirrus are trademarks of Cirrus Logic Inc.

    Summary financial data follows:


                          CIRRUS LOGIC, INC.
           CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                             (unaudited)
                (in thousands, except per share data)

                                                Three Months Ended
                                            Jun. 24, Sep. 23, Dec. 30,
                                             2006     2006     2006
                                            -------- -------- --------

Net revenue                                 $45,181  $48,179  $45,297
Cost of sales                                18,021   20,014   17,886
                                            -------- -------- --------
  Gross Margin                               27,160   28,165   27,411

  Gross Margin %                               60.1%    58.5%    60.5%

Operating expenses:
  Research and development                   11,670   10,103   11,190
  Selling, general and administrative        11,091   12,389   13,478
  Restructuring and other costs                   -     (428)   1,013
  Acquired in process research and
   development                                    -        -    1,925
                                            -------- -------- --------
Total operating expenses                     22,761   22,064   27,606

Total operating expenses as a percentage of
 revenue                                       50.4%    45.8%    60.9%

Income (loss) from operations                 4,399    6,101     (195)

Realized gain on marketable equity
 securities                                     193        -        -
Interest income, net                          2,965    3,154    3,615
Other income (expense), net                      55      (25)      76
                                            -------- -------- --------
Income (loss) before income taxes             7,612    9,230    3,496
Provision (benefit) for income taxes           (213)     (97)      32
                                            -------- -------- --------

Net income (loss)                            $7,825   $9,327   $3,464
                                            ======== ======== ========

Basic income per share:                       $0.09    $0.11    $0.04
Diluted income per share:                     $0.09    $0.11    $0.04

Basic weighted average common shares
 outstanding                                 87,196   87,553   87,756
Diluted weighted average common shares
 outstanding                                 88,759   88,499   88,725

 Prepared in accordance with Generally Accepted Accounting Principles


                          CIRRUS LOGIC, INC.
    RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
           (unaudited, in thousands, except per share data)
                (not prepared in accordance with GAAP)

                                            Jun. 24, Sep. 23, Dec. 30,
                                             2006     2006     2006
                                            -------- -------- --------
We use these non-GAAP financial numbers to assist us in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the business.

GAAP net income                              $7,825   $9,327   $3,464
Non-GAAP adjustments:
Stock-based compensation expense              1,208    1,766    1,404
Restructuring costs                               -     (428)   1,013
Stock Option Special Committee expenses           -        -    1,583
Acquired in process R&D                           -        -    1,925
Realized gain on marketable securities         (193)       -        -
Other non-recurring items                      (259)      58        -
                                            -------- -------- --------

Non-GAAP net income                           8,581   10,723    9,389
                                            ======== ======== ========

GAAP diluted earnings per share               $0.09    $0.11    $0.04
Non-GAAP adjustments:
Effect of the stock-based compensation
 expense                                       0.01    $0.02    $0.02
Effect of restructuring costs                     -    (0.01)    0.01
Effect of Special Committee expenses              -        -     0.02
Effect of acquired in process R&D                 -        -     0.02
Effect of realized gain on marketable
 securities                                       -        -        -
Effect of other non-recurring items               -        -        -
                                            -------- -------- --------

Non-GAAP diluted earnings per share           $0.10    $0.12    $0.11
                                            ======== ======== ========

Summary of stock-based compensation expense recorded during each quarter of fiscal year 2007 included above as a reconciling item to GAAP net income.

                                            Jun. 24, Sep. 23, Dec. 30,
                                             2006     2006     2006
                                            -------- -------- --------

  Cost of sales                                  13       17       17
  Research and development                      472      642      488
  Selling, general and administrative           723    1,107      899
                                            -------- -------- --------

Effect on Income from continuing operations
 (before taxes)                               1,208    1,766    1,404
Income Tax                                        -       (2)       -
                                            -------- -------- --------

Total stock-based compensation expense (net
 of taxes)                                    1,208    1,764    1,404
                                            ======== ======== ========


                          CIRRUS LOGIC, INC.
                 CONSOLIDATED CONDENSED BALANCE SHEET
                            (in thousands)

                                         Jun. 24,  Sep. 23,  Dec. 30,
                                           2006      2006      2006
                                         --------- --------- ---------
ASSETS
Current assets
 Cash and cash equivalents               $103,053   $96,140   $81,885
 Restricted cash                            5,755     5,755     5,755
 Marketable securities                    137,123   158,817   176,527
 Accounts receivable, net                  21,518    21,924    16,585
 Inventories                               21,391    21,427    20,331
 Other current assets                       5,634     5,949     6,654
                                         --------- --------- ---------
     Total Current Assets                 294,474   310,012   307,737

Long-term marketable securities             5,972       992         -
Property and equipment, net                13,263    12,845    12,324
Intangibles, net                            2,593     2,894     9,039
Goodwill                                        -         -     6,146
Non-marketable securities                   7,947     7,947     7,947
Other assets                                3,293     3,347     3,253
                                         --------- --------- ---------
  Total Assets                           $327,542  $338,037  $346,446
                                         ========= ========= =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
 Accounts payable                         $11,943   $10,824   $12,142
 Accrued salaries and benefits              6,813     7,038     6,349
 Other accrued liabilities                  9,704     9,565    12,425
 Deferred income on shipments to
  distributors                              6,199     6,427     4,907
 Income taxes payable                       1,990     2,079     2,091
                                         --------- --------- ---------
    Total Current Liabilities              36,649    35,933    37,914

Long-term restructuring accrual             4,469     3,621     3,367
Other long-term obligations                 9,536     9,155     9,763

Stockholders' equity:
 Capital stock                            919,339   922,086   924,665
 Accumulated deficit                     (641,250) (631,923) (628,459)
 Accumulated other comprehensive income
  (loss)                                   (1,201)     (835)     (804)
                                         --------- --------- ---------
     Total Stockholders' Equity           276,888   289,328   295,402
                                         --------- --------- ---------
         Total Liabilities and
          Stockholders' Equity           $327,542  $338,037  $346,446
                                         ========= ========= =========

 Prepared in accordance with Generally Accepted Accounting Principles

    CONTACT: Cirrus Logic, Inc., Austin
             Investor Contact:
             Thurman K. Case, 512-851-4000
             Chief Financial Officer
             InvestorRelations@cirrus.com